SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)	August 7, 2001

GEORGIA-PACIFIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

GEORGIA	1-3506	93-0432081
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

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Item 5.             Other Events.

Attached hereto as Exhibit 99.1 is a press release issued by Georgia-Pacific Corporation on August 7, 2001 which press release is hereby incorporated herein by this reference.

Item 7.            Financial Statements, Pro Forma Financial Information
                           and Exhibits.
(c)	Exhibits
	99.1	Press release issued by Georgia-Pacific Corporation on August 7, 2001.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 8, 2001

GEORGIA-PACIFIC CORPORATION
By /s/ Kenneth F. Khoury Kenneth F. Khoury Vice President, Deputy General Counsel and Secretary

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GEORGIA-PACIFIC CORPORATION

Exhibit Index to Form 8-K

Exhibit No. Sequentially Numbered Description
99.1	Press release issued by Georgia-Pacific Corporation on August 7, 2001.

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